UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023 (January 24, 2023)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On January 24, 2023, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended December 31, 2022. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2022	2022	2021	2022	2021

Core non-interest expense:
Total non-interest expense	$53,366	$52,253	$47,991	$207,147	$183,737
Less: acquisition-related expenses	702	339	903	3016	21423
Less: pension settlement charges	46	139	0	185	143
Less: severance expenses	0	0	16	0	79
Less: COVID-19-related expenses	2	9	565	134	1248
Less: Peoples Bank Foundation, Inc. contribution	0	0	0	0	500
Less: contract negotiation (refunds) expenses	—	—	(603)	—	1,248
Core non-interest expense	$52,616	$51,766	$47,110	$203,812	$159,096

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2022	2022	2021	2022	2021

Efficiency ratio:
Total non-interest expense	$53,366	$52,253	$47,991	$207,147	$183,737
Less: amortization of other intangible assets	1,998	2,023	1,508	7,763	4,775
Adjusted total non-interest expense	51,368	50,230	46,483	199,384	178,962

Total non-interest income	19,034	20,366	19,815	78,836	68,885
Add: net (loss) gain on investment securities	(168)	21	(158)	(61)	(862)
Add: net (loss) gain on asset disposals and other transactions	(302)	(35)	952	(616)	493
Total non-interest income, excluding net gains and losses	19,504	20,380	19,021	79,513	69,254

Net interest income	70,613	67,051	54,737	253,442	172,553
Add: fully tax-equivalent adjustment (a)	412	387	379	1,644	1,349
Net interest income on a fully tax-equivalent basis	71,025	67,438	55,116	255,086	173,902

Adjusted revenue	$90,529	$87,818	$74,137	$334,599	$243,156

Efficiency ratio	56.74%	57.20%	62.70%	59.59%	73.60%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$52,616	$51,766	$47,110	$203,812	$159,096
Less: amortization of other intangible assets	1,998	2,023	1,508	7,763	4,775
Adjusted core non-interest expense	50,618	49,743	45,602	196,049	154,321

Adjusted revenue	$90,529	$87,818	$74,137	$334,599	$243,156

Efficiency ratio adjusted for non-core items	55.91%	56.64%	61.51%	58.59%	63.47%

(a) Tax effect is calculated using a 23.3% blended corporate income tax rate for all periods in 2022 and 22.3% blended corporate income tax rate for the periods in 2021.

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2022	2022	2022	2022	2021

Tangible equity:
Total stockholders' equity	$785,328	$760,511	$786,824	$808,340	$845,025
Less: goodwill and other intangible assets	326,329	328,428	328,132	341,865	291,009
Tangible equity	$458,999	$432,083	$458,692	$466,475	$554,016

Tangible assets:
Total assets	$7,207,304	$7,005,854	$7,278,292	$7,239,261	$7,063,521
Less: goodwill and other intangible assets	326,329	328,428	328,132	341,865	291,009
Tangible assets	$6,880,975	$6,677,426	$6,950,160	$6,897,396	$6,772,512

Tangible book value per common share:
Tangible equity	$458,999	$432,083	$458,692	$466,475	$554,016
Common shares outstanding	28,287,837	28,278,078	28,290,115	28,453,175	28,297,771

Tangible book value per common share	$16.23	$15.28	$16.21	$16.39	$19.58

Tangible equity to tangible assets ratio:
Tangible equity	$458,999	$432,083	$458,692	$466,475	$554,016
Tangible assets	$6,880,975	$6,677,426	$6,950,160	$6,897,396	$6,772,512

Tangible equity to tangible assets	6.67%	6.47%	6.60%	6.76%	8.18%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2022	2022	2021	2022	2021

Pre-provision net revenue:
Income before income taxes	$33,980	$33,388	$33,163	$128,641	$56,970
Add: provision for credit losses	2,301	1,776	—	—	731
Add: loss on OREO	—	105	2	173	34
Add: loss on investment securities	321	—	556	375	2,046
Add: loss on other assets	530	—	27	975	714
Add: loss on other transactions	22	24	—	151	—
Less: recovery of credit losses	—	—	6,602	3,510	—
Less: gain on OREO	—	—	82	35	90
Less: gain on investment securities	153	—	398	314	1,184
Less: gain on other transactions	—	21	903	—	897
Less: gain on other assets	251	94	204	649	462
Pre-provision net revenue	$36,750	$35,178	$25,559	$125,807	$57,862

Total average assets	7,067,193	7,124,108	7,098,875	7,094,707	5,672,594

Pre-provision net revenue to total average assets (annualized)	2.06%	1.96%	1.43%	1.77%	1.02%
Weighted-average common shares outstanding – diluted	27,981,656	27,973,255	28,114,980	27,999,602	21,959,883
Pre-provision net revenue per common share – diluted	$1.31	$1.25	$0.91	$4.48	$2.63

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2022	2022	2021	2022	2021

Annualized net income adjusted for non-core items:
Net income	$26,849	$25,978	$27,747	$101,292	$47,555
Add: net loss on investment securities	168	—	158	61	862
Less: tax effect of net loss on investment securities (a)	35	—	33	13	181
Less: net gain on investment securities	—	21	—	—	—
Add: tax effect of net gain on investment securities (a)	—	4	—	—	—
Add: net loss on asset disposals and other transactions	301	35	—	615	—
Less: tax effect of net loss on asset disposals and other transactions (a)	63	7	—	129	—
Less: net gain on asset disposals and other transactions (a)	—	—	1,784	—	493
Add: tax effect of net gain on asset disposals and other transactions (a)	—	—	375	—	104
Add: acquisition-related expenses	702	339	918	3,016	21,423
Less: tax effect of acquisition-related expenses (a)	147	71	193	633	4,499
Add: severance expenses	—	—	16	—	79
Less: tax effect of severance expenses (a)	—	—	3	—	17
Add: pension settlement charges	46	139	—	185	143
Less: tax effect of pension settlement charges (a)	10	29	—	39	30
Add: COVID-19-related expenses	2	9	565	134	1,248
Less: tax effect of COVID-19-related expenses (a)	—	2	119	28	262
Add: Peoples Bank Foundation, Inc. contribution	—	—	—	—	500
Less: tax effect of Peoples Bank Foundation, Inc. contribution	—	—	—	—	105
Add: contract negotiation expenses	—	—	—	—	1,851
Less: tax effect of contract negotiation expenses	—	—	—	—	389
Less: refund of contract negotiation expense	—	—	603	—	603
Add: tax effect of refund of contract negotiation expense	—	—	127	—	127
Net income adjusted for non-core items	$27,813	$26,374	$27,171	$104,461	$67,313

Days in the period	92	92	92	365	365
Days in the year	365	365	365	365	365
Annualized net income	$106,520	$103,065	$110,083	$101,292	$47,555
Annualized net income adjusted for non-core items	$110,345	$104,636	$107,798	$104,461	$67,313
Return on average assets:
Annualized net income	$106,520	$103,065	$110,083	$101,292	$47,555
Total average assets	$7,067,193	$7,124,108	$7,098,875	$7,094,707	$5,672,594
Return on average assets	1.51%	1.45%	1.55%	1.43%	0.84%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$110,345	$104,636	$107,798	$104,461	$67,313
Total average assets	$7,067,193	$7,124,108	$7,098,875	$7,094,707	$5,672,594
Return on average assets adjusted for non-core items	1.56%	1.47%	1.52%	1.47%	1.19%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2020	2021	2020

Annualized net income excluding amortization of other intangible assets:
Net income	$26,849	$25,978	$27,747	$101,292	$47,555
Add: amortization of other intangible assets	1,998	2,023	1,508	7,763	4,775
Less: tax effect of amortization of other intangible assets (a)	420	425	317	1,630	1,003
Net income excluding amortization of other intangible assets	$28,427	$27,576	$28,938	$107,425	$51,327

Days in the period	92	92	92	365	365
Days in the year	365	365	365	365	365
Annualized net income	$106,520	$103,065	$110,083	$101,292	$47,555
Annualized net income excluding amortization of other intangible assets	$112,781	$109,405	$114,808	$107,425	$51,327

Average tangible equity:
Total average stockholders' equity	$768,650	$797,859	$836,797	$797,984	$656,633
Less: average goodwill and other intangible assets	327,377	329,482	298,276	322,639	234,667
Average tangible equity	$441,273	$468,377	$538,521	$475,345	$421,966

Return on average stockholders' equity ratio:
Annualized net income	$106,520	$103,065	$110,083	$101,292	$47,555
Average stockholders' equity	$768,650	$797,859	$836,797	$797,984	$656,633

Return on average stockholders' equity	13.86%	12.92%	13.16%	12.69%	7.24%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$112,781	$109,405	$114,808	$107,425	$51,327
Average tangible equity	$441,273	$468,377	$538,521	$475,345	$421,966

Return on average tangible equity	25.56%	23.36%	21.32%	22.60%	12.16%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 24, 2023 to discuss results of operations for the quarter and twelve months ended December 31, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 27, 2023	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer